

Baird 2012 Business Solutions Conference

Frank Martire, President and CEO

March 1, 2012

FIS

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about revenue, organic revenue, earnings per share, margin expansion and cash flow, as well as other statements about our expectations, hopes, intentions, or strategies regarding the future, are forward-looking statements. These statements relate to future events and our future results, and involve a number of risks and uncertainties. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Any statements that refer to beliefs, expectations, projections or other characterizations of future events or circumstances and other statements that are not historical facts are forward-looking statements.

Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. The risks and uncertainties that forward-looking statements are subject to include without limitation: changes and conditions in general economic, business and political conditions, including the possibility of intensified international hostilities, acts of terrorism, and changes and conditions in either or both the United States and international lending, capital and financial markets; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including privacy regulations; the effects of our substantial leverage which may limit the funds available to make acquisitions and invest in our business; the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in or new laws or regulations affecting the banking, retail and financial services industries or due to financial failures or other setbacks suffered by firms in those industries; changes in the growth rates of the markets for core processing, card issuer, and transaction processing services; failures to adapt our services and products to changes in technology or in the marketplace; internal or external security breaches of our systems, including those relating to the theft of personal information and computer viruses affecting our software or platforms, and the reactions of customers, card associations and others to any such future events; the failure to achieve some or all of the benefits that we expect from acquisitions; our potential inability to find suitable acquisition candidates or finance such acquisitions, which depends upon the availability of adequate cash reserves from operations or of acceptable financing terms and the variability of our stock price, or difficulties in integrating past and future acquired technology or business' operations, services, clients and personnel; competitive pressures on product pricing and services including the ability to attract new, or retain existing, customers; an operational or natural disaster at one of our major operations centers; and other risks detailed in "Risk Factors" and other sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the SEC.

Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Except as required by applicable law or regulation, we do not undertake (and expressly disclaim) any obligation and do not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future.

These non-GAAP measures include:

- Adjusted revenue
- Organic revenue
- Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA)
- Adjusted net earnings
- Free cash flow and adjusted free cash flow

These non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP financial measures. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies.

Additional information about these non-GAAP measures is provided in the appendix to this presentation. Reconciliations to the related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com.

Leading Global Financial Technology Provider

Global Scale

Revenue	$5.7B
EBITDA	$1.7B
Operating cash flow	$1.2B
Clients	14,000
Countries	100+
Employees	33,000

Market Leadership

FIN TECH 100

#1 ON THE 2011 FINTECH 100

FORTUNE 500

The Forbes Global 2000

BARRON'S

FIS

Broadest Market Coverage

Markets Served


N.A. Community
(<$10B)
Strong competitive position
N.A. Enterprise
(>$10B)
Leading market position
37%
28%
15%
20%
Non-FI
Leverages solution set
International
Market Differentiator

Reporting Segments


Financial Solutions Group
Payment Solutions Group
36%
44%
20%
International Solutions Group

Strong Track Record of Execution 2008 – 2011

($B except per share data)

Revenue:
Predictable
>80% recurring



$5.7
20% CAGR
$3.4
2008
2011

EBITDA:
High margins with
opportunity to expand



$1.7
Margin 29.4%
27% CAGR +480bps
$0.8
Margin 24.6%
2008
2011

EPS:
Mid-teens
EPS growth



$2.27
15% CAGR
$1.50
2008
2011

FIS

Note: Data for 2008 reflects FIS reported results.
Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

Focus Shifting from Acquisition and Integration to Optimization


Strategic Evolution
2003 – 2009
2009 – 2011
2012 – 2015
Acquire
Integrate and Build Global Scale
Optimize Performance



Financial Summary

Mike Hayford

Chief Financial Officer

Mission Critical Systems Generate High Recurring Revenue ($M)

Strong Mix of Recurring Revenue(1)



Professional Services
14%
3% Software
1% Other
82%
Processing and Maintenance

Processing and Maintenance Provide Stable Revenue Base(2)



$M
$4,800
$4,400
$4,000
2008
2009
2010
2011

FIS

(1) Reflects FY 2011 revenue mix.
(2) Reflects FIS and Metavante pro forma 2008 and 2009 revenue.

Recurring Demand throughout Recession


$M
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
Capco
Professional Services
Software

Note: Reflects FIS and Metavante pro forma 2008 and 2009 revenue.

Change Creates Opportunities for FIS

Market Dynamic

- Steadily improving economy
- Continued regulatory intervention
- Competitive pressures
- Consolidation, primarily <$10B market
- European uncertainty

Opportunities

- **Requires investment spending**
- **Demand for leveraged technology solutions**







FIS

2012 Outlook – Continued Growth

	2012 Outlook
Organic revenue growth(1)	3% to 5%
EBITDA growth	5% to 7%
Margin expansion	40 bps to 80 bps
Earnings per share, as adjusted	$2.47 to $2.57
Free cash flow conversion	~ adjusted net earnings



FIS

(1) Excludes impact of acquisitions and foreign currency. Anticipate unfavorable foreign currency impact of approximately $70 million for full year 2012, with ratable impact per quarter based on current foreign exchange rates.

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.

2012 to 2015 Outlook – Growth Is Sustainable

($M, except per share data)

	2012 – 2015 CAGR
Organic Revenue	+4% to 7%
Adjusted EBITDA margin	+30 to 50 bps per year
Adjusted EPS	+12% to 15%
Operating cash flow	~ $5B cumulative
Debt-to-EBITDA	2.0x to 2.5x

Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items.



Why Invest in FIS?

- Market leadership
- High recurring revenue, stable growth
- Strong EPS growth
- Strong cash generation
- Value enhancing capital allocation



Appendix

Non-GAAP Financial Measures

Organic Revenue

Organic revenue includes reported revenue plus pre-acquisition revenue for companies acquired during the applicable reporting periods. Organic revenue excludes the impact of foreign currency fluctuation.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

EBITDA is earnings from continuing operations before interest, taxes and depreciation and amortization.

Adjusted EBITDA (2011 comparative data) excludes a net benefit related to adjustments from the Capco acquisition.

Adjusted EBITDA (2008 comparative data) excludes the impact of merger and acquisition and integration expenses, LPS spin-off related costs, accelerated stock compensation charges associated with merger and acquisition activity, asset impairment charges and certain other costs.

Non-GAAP Financial Measures

Adjusted Net Earnings and Adjusted Net Earnings Per Share
Adjusted net earnings exclude the after-tax impact of acquisition related amortization.

Adjusted net earnings (2011 comparative data) exclude a non-cash charge related to an other than temporary decline in the market value of investments, debt refinancing costs and a net benefit related to adjustments from the Capco acquisition.

Adjusted net earnings (2008 comparative data) exclude the after-tax impact of restructuring and integration costs relating to merger and acquisition activities; incremental transaction costs incurred by the Company directly related to the spin-off of LPS in July 2008; corporate costs attributable to LPS not allocable to discontinued operations under U.S. Generally Accepted Accounting Principles; and a decline in the fair value of a trade mark associated with our retail check business.

Adjusted net earnings per share is equal to adjusted net earnings divided by the weighted average diluted shares outstanding.

Free Cash Flow
Free cash flow is GAAP operating cash flow less capital expenditures.

FIS